UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2011


ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2011


[LOGO OF USAA]
    USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

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       ANNUAL REPORT
       USAA PRECIOUS METALS AND MINERALS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2011

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PRESIDENT'S MESSAGE

"ALTHOUGH STOCK VALUATIONS INCREASED
OVER THE COURSE OF THE REPORTING
PERIOD, I BELIEVE THAT AS OF THIS                  [PHOTO OF DANIEL S. McNAMARA]
WRITING SAVVY INVESTORS COULD STILL
FIND ATTRACTIVE OPPORTUNITIES"

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JUNE 2011

Market sentiment fluctuated during the fiscal year as investors responded to geopolitical turmoil, shifting monetary policy, higher energy and commodities prices, and concern about the strength and sustainability of the economic recovery.

At the beginning of the period, investors were expecting the Federal Reserve (the Fed) to reverse its monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs). Some believed that by doing so, the Fed would compound the nation's economic problems. Perhaps to ease these fears, Fed chairman Ben Bernanke strongly hinted in a speech in late August 2010 about a new round of quantitative easing (QE2). As investors speculated about the size and scope of QE2, the prices of U.S. Treasury securities -- which the Fed was widely expected to buy -- declined and higher risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied. The rally continued through the November mid-term elections.

After the elections, the Fed announced the details of QE2: the purchase of up to $600 billion in long-term Treasuries. In response, and contrary to what one might expect, Treasury prices fell (and yields climbed) as investors continued reallocating their portfolios into higher-risk assets. The preference for higher-risk securities was also supported by better-than-expected corporate earnings. U.S. corporate profits grew by almost 8% in the fourth quarter 2010 and by more than 5% in the first quarter of 2011. Although stock valuations increased over the course of the reporting period, I believe that as of this writing savvy investors could still find attractive opportunities.

In April 2011, a major credit rating agency put U.S. government debt on its watch list. Counter-intuitively, Treasury prices rallied (and yields declined) while legislators debated the nation's fiscal challenges. Treasury prices continued to rise as the Fed started winding down the QE2 program (the program ended on June 30, 2011) and yields ended the reporting period lower than they began. What explains the Treasury market's atypical performance during the fiscal year? In my opinion, investors have used the Fed's exceptional clarity on its interest rate policy to make decisions about how much risk to take.

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Meanwhile, unemployment remained high. Although the employment picture improved somewhat, progress was painfully slow. The housing market also weakened. Without the stimulating effects of the first-time homebuyers credit and amid renewed foreclosure filings by mortgage lenders, home prices softened in many markets.

Overhanging the fiscal year was a never-ending stream of bad news from European peripheral nations. Indeed, the health of the entire global financial system has been stressed by the European Union's (EU) fiscal challenges. Despite loan packages from the EU and the International Monetary Fund, some European countries continue to struggle with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. At the same time, many emerging markets nations are trying to deal with sharply higher prices for all kinds of commodities, including food, and have sought to dampen inflationary pressures by tightening their monetary policies. Commodities prices increased significantly during the reporting period. Gold, for example, reached a new high (intraday on May 2, 2011) of $1,577.57 an ounce.

In Japan, the aftermath of the earthquake and tsunami, the dreadful toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal. Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are connected to the unfolding events in the Middle East and the Fed's QE2 program. As such, they are an unexpected and unwelcome tax on American consumers, who will have less money to spend on other things.

From all of us at USAA, thank you for the opportunity to serve your investment needs. We will continue to monitor events around the world and stay abreast of issues that could potentially affect your investments with us.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

As interest rates rise, existing bond prices fall.

All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Past performance is no guarantee of future results.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

FUND RECOGNITION                                                              7

INVESTMENT OVERVIEW                                                          10

FINANCIAL INFORMATION

    Distributions to Shareholders                                            20

    Report of Independent Registered Public Accounting Firm                  21

    Portfolio of Investments                                                 22

    Notes to Portfolio of Investments                                        26

    Financial Statements                                                     28

    Notes to Financial Statements                                            31

EXPENSE EXAMPLE                                                              50

ADVISORY AGREEMENTS                                                          52

TRUSTEES' AND OFFICERS' INFORMATION                                          57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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FUND OBJECTIVE

LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL AGAINST INFLATION.

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TYPES OF INVESTMENTS

Normally invests at least 80% of the Fund's assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF MARK JOHNSON]                                [PHOTO OF DAN DENBOW]
     MARK JOHNSON, CFA                                      DAN DENBOW, CFA
     USAA Investment                                        USAA Investment
     Management Company                                     Management Company
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o   HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND SHARES)
    PERFORM?

    For the 12-month reporting period ended May 31, 2011, the Fund Shares had a total return of 21.99%. This compares to returns of 29.56% for the Lipper Precious Metals Funds Index, 25.95% for the S&P 500 Index, 27.25% for London Gold, 18.29% for the NYSE Area Gold Miners Index and 21.60% for the Philadelphia Gold and Silver Index.

o PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS DURING THE REPORTING PERIOD.

    After some initial softening, gold prices generally strengthened over the period. Spot gold began the reporting period at $1216.20 an ounce and finished the reporting period at $1535.80 an ounce -- an increase of 26.28% over the 12-month reporting period. The U.S. dollar index declined 13.80% and was a significant force contributing to the movement in gold.

    As we have noted, the principal driver of gold price increases has been fear of inflation and currency debasement as governments incur

    Refer to pages 12, 15 and 18 for benchmark definitions.

    Past performance is no guarantee of future results.

    High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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2  | USAA PRECIOUS METALS AND MINERALS FUND
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    unprecedented levels of debt in the effort to re-float their economies. In a similar vein, gold has also benefited from speculation over the impact of quantitative easing in the U.S. and elsewhere. In broad terms, quantitative easing describes the practice of governments creating money that is used to buy fixed-income securities. This can help lower interest rate levels and encourage growth. At the same time, because it increases the money supply, quantitative easing will tend to devalue the currency involved.

    In addition to investors seeking a hedge against weaker fiat currencies, gold was supported during the period by a flight-to-safety trend occasioned by concerns over debt problems in the eurozone and political instability in the Middle East. In particular, fears have ebbed and flowed over the possibility that sovereign debt issues in nations such as Portugal, Italy, Ireland, Greece, and Spain are precursors of a wider crisis that could further undercut the value of paper currencies.

    During the reporting period, gold stocks did not exhibit their typical leverage to moves in the price of gold. This was largely due to investor concerns that the operating leverage of companies engaged in gold production had been diminished by higher prices for other commodities. It is not unusual for energy costs to make up one-quarter or more of the overall cost of production for a mining company. With oil prices up 38.84%, some gold-oriented investors opted to hold the metal itself rather than shares of mining companies. Similarly, rising steel prices weighed on mining stocks, as steel is an input into the cost of constructing new mining operations. An additional factor in the outperformance of gold versus gold stocks has been high demand for the metal in emerging markets such as China, where investors seeking to use gold as a hedge against inflation are not easily able to access shares of mining companies.

    Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE DURING THE
    REPORTING PERIOD.

    The Fund's performance was strongly positive in absolute terms, as gold-oriented stocks continued to rise. On a relative basis, the Fund Shares' returns were constrained by our focus on larger, more established gold producers. These stocks lagged for the 12 months as the market for gold stocks was characterized by takeover speculation with respect to junior companies with relatively unproven reserves. This willingness on the part of large, producing companies to pay premium prices for exploration companies on a somewhat speculative basis has been driven by a shortage of good internally-generated projects. Our purchases in the Fund over the period have been focused on producers, the segment of the market where we see a more favorable long-term risk/reward tradeoff.

    A leading positive contributor to the Fund's relative performance was Red Back Mining, Inc. The company, which has a major mining operation in West Africa, was bought out by fellow producer Kinross Gold Corp. at a substantial premium. Allied Nevada Gold Corp. also did quite well based on strong exploration results.

    In addition to gold, the Fund will typically have modest exposure to silver and platinum stocks. Our exposure to Silver Wheaton Corp. was a highlight for performance most of the reporting period, as the company was well positioned to benefit as the price of silver rose. During the reporting period, silver reached historically high levels versus gold, with gold trading at a little over 30 times the price of silver versus a longer term average multiple of 60. We trimmed the Fund's silver holdings as the price of both silver and silver stocks rose sharply in recent quarters, gradually reducing our position in silver-oriented mining companies to essentially zero near the end of the fiscal year.

    Our modest exposure to platinum stocks held back performance to a degree, as platinum prices failed to keep pace with increases for gold and silver. The largest single use of platinum is in automobile catalytic

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4  | USAA PRECIOUS METALS AND MINERALS FUND

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    converters. Demand for the metal was hurt by the catastrophic earthquake and tsunami that struck Japan in March. Our holding of San Gold Corp., a Canadian gold producer, also hurt performance as management proved singularly incapable of meeting their production and cost budgets.

    With respect to the Fund's asset allocation, we ended the period with 90.8% of assets in gold stocks, 5.8% in platinum stocks, and 3.2% in cash.

o   WHAT IS YOUR OUTLOOK FOR GOLD AND GOLD STOCKS?

    Because mining stocks have performed disappointingly versus gold it is our view that the stocks now offer a very attractive value proposition versus the metal itself. The recent trend towards higher dividend payouts should also give stock investors a yield advantage versus the metal.

    In our view the factors that have driven gold prices upward over the last several quarters remain in place. Our outlook remains for continued downward pressure on the dollar on an absolute basis as the Federal Reserve (the Fed) keeps monetary policy "looser for longer." Consumers are de-leveraging which is counteracting efforts to stimulate the economy. It could be some time before the Fed feels free to implement a tightening of its policies. With most economies struggling to generate growth and combat underutilization, a global competition among nations defending their exports could lead to a widespread debasement in fiat currencies, a prescription for inflation. Developments with respect to European sovereign debt could also drive gold higher, as governments defer adopting the structural measures necessary to address the imbalances.

    We anticipate continuing to downplay silver in the Fund given its historically high relative valuation versus gold. Silver prices have shown signs of softening in recent weeks but there remains a way to go before they come back into balance against gold. In addition,

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    silver as an industrial metal is more vulnerable to price weakness if economic growth falters.

    Regardless of the direction of gold prices, we will continue to adhere to the same systematic, disciplined investment process and strong focus on individual company fundamentals that have led the Fund to its impressive long-term track record. We were grateful to receive for the seventh consecutive calendar year Lipper's annual "Best Fund Over 10 Years" award in the gold-oriented category.

    Gold remains a volatile asset class, and for most investors the primary purpose of an investment in gold and other precious metals and minerals should be to gain added portfolio diversification. The performance of the Fund tends to be largely uncorrelated to that of other USAA fund offerings, meaning that a relatively small investment can have a significant beneficial effect on your portfolio's diversification. Thank you for your continued confidence in and investment in the Fund.

    Past performance is no guarantee of future results. o Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Diversification does not guarantee a profit or prevent a loss.

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6  | USAA PRECIOUS METALS AND MINERALS FUND
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FUND RECOGNITION*

USAA PRECIOUS METALS AND MINERALS FUND SHARES

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                         OVERALL MORNINGSTAR RATING(TM)
                     out of 68 equity precious metals funds
                       for the period ended June 30, 2011:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                      * * *
                                 out of 68 funds

                                     5-YEAR
                                     * * * *
                                 out of 55 funds

                                     10-YEAR
                                     * * * *
                                 out of 40 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

*Performance figures reflect the most recent quarter-end date from date of distribution of this shareholder report.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

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                                                           FUND RECOGNITION |  7

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[LOGO OF LIPPER      [LOGO OF LIPPER      [LOGO OF LIPPER        [LOGO OF LIPPER
  FUND AWARDS          FUND AWARDS          FUND AWARDS            FUND AWARDS
   US 2011]             US 2010]             US 2009]               US 2008]

         [LOGO OF LIPPER         [LOGO OF LIPPER       [LOGO OF LIPPER
          FUND AWARDS             FUND AWARDS           FUND AWARDS
           US 2007]                US 2006]              USA 2005]

FOR THE SEVENTH YEAR IN A ROW, LIPPER INC. HAS RECOGNIZED THE USAA PRECIOUS METALS AND MINERALS FUND AS BEST IN ITS CATEGORY FOR CONSISTENT RETURN:

                         LIPPER FUND AWARDS 2005-2011

Lipper named the Fund "Best Fund Over 10 Years" for the Precious Metals Funds category for the 10-year periods ended December 31, 2010, 2009, 2008, 2007, 2006, 2005, and 2004. The Precious Metals and Minerals Fund was chosen among 32 Precious Metals Funds for the 10-year period ended December 31, 2010, among 29 Precious Metals Funds for the 10-year period ended December 31, 2009, among 28 Precious Metals Funds for the 10-year period ended December 31, 2008, among 24 Precious Metals Funds for the 10-year period ended December 31, 2007, among 23 Precious Metals Funds for the 10-year period ended December 31, 2006, among 21 Precious Metals Funds for the 10-year period ended 2005, and among 19 Precious Metals Funds for the 10-year period ended 2004.

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For the three- and five-year periods ended December 31, 2010, the Fund was ranked 9 of 67 and 3 of 52 Precious Metals funds, respectively. For the three- and five-year periods ended December 31, 2009, the Fund was ranked 4 of 59 and 1 of 51 Precious Metals funds, respectively. For the three- and five-year periods ended December 31, 2008, the Fund was ranked 3 of 52 and 1 of 48 Precious Metals funds, respectively. For the three- and five-year periods ended December 31, 2007, the Fund was ranked 6 of 50 and 2 of 44 Precious Metals funds, respectively. For the three- and five-year periods ended December 31, 2006, the Fund was ranked 3 of 49 and 4 of 38 Precious Metals funds, respectively. For the three- and five-year periods ended December 31, 2005, the Fund was ranked 2 of 46 and 1 of 34 Precious Metals funds, respectively. For the three- and five-year periods ended December 31, 2004, the Fund was ranked 8 of 39 and 2 of 30 Precious Metals funds, respectively. The Lipper Fund Awards program highlights funds that have excelled in delivering consistently strong risk-adjusted performance, relative to peers. The Lipper Fund Awards are awarded to funds in 21 countries in Asia, Europe, and the Americas. Lipper designates award-winning funds in most individual classifications for the three-, five-, and ten-year periods. In addition, the Lipper Fund Awards program spotlights fund families with high average scores for all funds within a particular asset class or overall. Past performance is no guarantee of future results.

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8  | USAA PRECIOUS METALS AND MINERALS FUND
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                            LIPPER LEADERS (OVERALL)*

                            [5]                 [5]

                       TOTAL RETURN      CONSISTENT RETURN

The Precious Metals and Minerals Fund Shares are listed as a Lipper Leader for Total Return and Consistent Return among 56 funds within the Lipper Precious Metals Funds category for the overall period ended June 30, 2011. The Fund received a Lipper Leader rating for Total Return and Consistent Return among 44 and 33 funds for the five- and 10-year periods, respectively. The Fund received a score of 4 among 56 funds for the three-year period for Total Return and a Lipper Leader among 56 funds for Consistent Return for the same period. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of June 30, 2011. Lipper ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers as of June 30, 2011.

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*Performance figures reflect the most recent quarter-end date from date of distribution of this shareholder report.

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return and Consistent Return metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  9
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INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (Ticker Symbol: USAGX)

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                                        5/31/11                     5/31/10
--------------------------------------------------------------------------------

Net Assets                         $2,246.0 Million            $1,767.2 Million
Net Asset Value Per Share               $40.55                      $36.87

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                      AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------
     1 Year                        5 Years                           10 Years
     21.99%                         18.57%                             28.21%

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                                 EXPENSE RATIO*
--------------------------------------------------------------------------------
                                    1.21%
               (Includes acquired fund fees and expenses of .01%)

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED OCTOBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA PRECIOUS METALS AND MINERALS FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

          USAA PRECIOUS METALS
            AND MINERALS FUND      LIPPER PRECIOUS       NYSE ARCA GOLD                     PHILADELPHIA GOLD &
                 SHARES          METALS FUNDS INDEX    MINERS INDEX (GDM)   LONDON GOLD     SILVER INDEX (XAU)      S&P 500 INDEX
05/31/01      $ 10,000.00            $10,000.00            $10,000.00        $10,000.00         $10,000.00           $10,000.00
06/30/01        10,342.47             10,065.86             10,236.94         10,115.89           9,323.06             9,756.61
07/31/01         9,760.27              9,530.19              9,994.99          9,940.19           9,289.80             9,660.57
08/31/01        10,410.96             10,072.33             10,717.75         10,205.61           9,944.44             9,055.80
09/30/01        10,873.29             10,401.54             11,248.64         10,957.01          10,162.96             8,324.52
10/31/01        10,650.68             10,184.30             10,915.39         10,420.56           9,592.17             8,483.26
11/30/01        10,736.30             10,187.63             10,483.07         10,299.07           9,269.09             9,133.98
12/31/01        11,347.60             10,685.14             11,109.13         10,336.45           9,600.87             9,214.00
01/31/02        12,847.96             11,893.98             12,774.64         10,553.27          10,817.95             9,079.54
02/28/02        14,296.59             13,095.25             14,188.56         11,097.20          11,534.32             8,904.44
03/31/02        15,762.47             14,361.31             15,604.79         11,267.29          12,555.69             9,239.33
04/30/02        16,710.98             15,223.33             16,633.07         11,521.50          13,099.44             8,679.16
05/31/02        20,194.59             18,045.05             20,648.31         12,209.35          14,958.79             8,615.22
06/30/02        17,452.54             15,837.79             18,006.15         11,906.54          12,694.63             8,001.57
07/31/02        14,486.30             13,129.36             14,895.95         11,388.79          10,754.76             7,377.97
08/31/02        17,038.64             15,247.48             17,660.23         11,693.46          12,432.87             7,426.24
09/30/02        17,073.13             15,370.97             17,805.10         12,100.93          12,484.55             6,619.16
10/31/02        15,676.24             14,090.16             15,966.19         11,846.73          11,356.75             7,201.76
11/30/02        15,745.22             14,114.10             15,993.92         11,927.10          11,346.00             7,625.65
12/31/02        19,019.64             17,174.95             19,962.54         12,979.44          13,762.77             7,177.66
01/31/03        19,539.01             17,340.59             20,120.51         13,738.32          13,805.81             6,989.63
02/28/03        18,016.72             16,286.98             18,018.11         12,988.79          12,990.98             6,884.76
03/31/03        17,031.71             15,087.90             16,699.35         12,517.76          12,086.44             6,951.60
04/30/03        17,085.44             15,044.03             16,531.37         12,588.79          11,798.71             7,524.21
05/31/03        19,162.92             16,766.31             18,595.25         13,510.28          13,290.80             7,920.64
06/30/03        19,933.01             17,263.81             19,679.78         12,934.58          14,234.25             8,021.68
07/31/03        21,383.67             18,223.30             20,802.82         13,261.68          14,684.89             8,163.11
08/31/03        24,678.97             20,834.49             23,799.03         14,041.12          16,531.82             8,322.31
09/30/03        25,860.98             21,576.51             23,691.15         14,504.67          16,563.41             8,233.93
10/31/03        29,496.56             24,145.48             25,906.04         14,439.25          17,834.41             8,699.73
11/30/03        33,544.06             26,178.20             29,852.69         14,891.59          19,955.22             8,776.27
12/31/03        32,605.05             26,511.60             29,358.01         15,560.75          19,812.22             9,236.54
01/31/04        29,297.57             24,031.18             25,767.23         14,943.93          17,413.75             9,406.07
02/29/04        29,692.21             24,498.57             26,956.93         14,798.13          18,216.84             9,536.81
03/31/04        31,703.01             25,964.26             28,827.01         15,839.25          19,172.55             9,392.94
04/30/04        25,219.59             20,553.40             22,052.09         14,523.36          14,978.36             9,245.48
05/31/04        27,286.76             22,101.20             24,330.53         14,700.93          16,440.58             9,372.36
06/30/04        26,441.10             21,418.46             23,464.85         14,796.26          15,796.93             9,554.60
07/31/04        25,539.06             21,030.85             23,085.38         14,631.78          15,930.97             9,238.37
08/31/04        27,117.63             22,405.39             25,019.79         15,224.30          17,392.53             9,275.74
09/30/04        29,015.68             24,488.65             27,565.23         15,538.32          18,719.02             9,376.21
10/31/04        29,673.42             24,973.73             27,957.43         15,908.41          19,000.27             9,519.45
11/30/04        30,932.52             26,323.45             28,803.08         16,949.53          19,638.49             9,904.62
12/31/04        29,099.60             24,878.42             26,552.38         16,284.11          18,287.93            10,241.66
01/31/05        27,505.10             23,575.56             24,690.79         15,781.31          16,835.98             9,992.02
02/28/05        29,384.33             25,410.74             26,617.89         16,278.50          18,256.57            10,202.29
03/31/05        28,055.58             24,076.49             25,153.88         15,981.31          17,327.40            10,021.63
04/30/05        25,436.05             21,780.19             22,419.15         16,287.85          15,449.11             9,831.57
05/31/05        25,815.69             22,087.22             23,124.18         15,493.46          15,984.39            10,144.39
06/30/05        28,454.20             23,935.27             25,116.15         16,340.19          17,233.86            10,158.79
07/31/05        28,188.45             23,943.22             24,502.46         16,037.38          16,828.26            10,536.58
08/31/05        29,915.83             25,052.33             25,703.15         16,196.26          17,785.72            10,440.44
09/30/05        34,452.56             29,039.50             30,100.50         17,691.59          21,002.34            10,525.00
10/31/05        32,136.74             27,158.11             27,830.56         17,598.13          19,797.18            10,349.54
11/30/05        35,591.48             29,918.46             30,521.44         18,528.97          21,353.48            10,740.99
12/31/05        40,521.97             33,194.58             34,410.24         19,177.57          23,875.17            10,744.67
01/31/06        47,084.31             39,435.09             41,426.73         21,261.68          28,767.70            11,029.22
02/28/06        44,845.85             36,846.86             37,386.92         20,785.05          24,888.37            11,059.15
03/31/06        49,935.01             40,493.46             40,728.00         21,757.01          26,468.98            11,196.81
04/30/06        56,152.97             45,387.08             45,856.76         24,074.77          29,565.04            11,347.16
05/31/06        51,216.87             41,468.11             40,758.86         24,411.21          26,686.11            11,020.57
06/30/06        51,733.44             41,220.94             40,782.54         22,934.58          26,908.62            11,035.51
07/31/06        51,848.23             41,240.21             40,831.28         23,644.86          26,600.30            11,103.58
08/31/06        54,469.34             42,632.01             42,774.03         23,308.41          27,549.80            11,367.77
09/30/06        49,265.38             38,779.79             37,649.70         22,401.87          24,154.84            11,660.72
10/31/06        53,091.82             41,673.65             40,097.68         22,570.09          25,841.54            12,040.70
11/30/06        59,271.52             45,772.13             44,254.69         24,175.70          28,116.27            12,269.66
12/31/06        58,025.15             44,789.98             42,303.81         23,626.17          26,865.21            12,441.78
01/31/07        58,505.56             44,508.25             41,969.40         24,317.76          26,437.76            12,629.94
02/28/07        59,696.15             45,380.54             42,447.05         24,829.91          26,411.93            12,382.91
03/31/07        59,884.13             45,818.53             41,905.30         24,738.32          25,941.00            12,521.42
04/30/07        59,905.02             46,662.48             42,135.53         25,308.41          25,973.92            13,076.05
05/31/07        60,280.99             46,899.83             41,661.13         24,639.25          26,511.06            13,532.34
06/30/07        59,299.28             46,265.12             40,305.93         24,317.76          25,799.08            13,307.53
07/31/07        60,322.77             47,442.75             42,616.59         24,878.50          28,243.98            12,894.93
08/31/07        58,066.93             44,729.64             39,957.74         25,121.50          26,759.23            13,088.23
09/30/07        70,244.27             54,166.75             48,032.88         27,775.70          32,088.70            13,577.71
10/31/07        80,144.89             60,921.71             53,766.76         29,514.02          35,791.96            13,793.69
11/30/07        71,769.05             54,983.45             49,322.72         29,289.72          32,576.77            13,217.02
12/31/07        74,085.11             55,759.95             49,737.92         31,168.22          33,016.07            13,125.33
01/31/08        80,623.37             59,596.50             54,337.53         34,514.02          35,520.24            12,338.05
02/29/08        87,640.04             64,698.65             57,532.31         36,317.76          37,487.03            11,937.24
03/31/08        80,395.55             58,892.97             51,878.89         34,897.20          33,724.83            11,885.69
04/30/08        75,246.96             55,605.41             47,285.74         32,560.75          32,703.03            12,464.56
05/31/08        80,919.53             59,358.18             50,089.55         33,112.15          34,695.04            12,626.01
06/30/08        83,903.89             60,405.09             52,533.42         34,775.70          37,348.87            11,561.59
07/31/08        74,722.99             53,170.46             47,254.34         34,317.76          32,325.44            11,464.41
08/31/08        66,202.74             47,009.15             40,819.72         31,140.19          28,598.32            11,630.23
09/30/08        58,434.29             41,210.00             36,662.23         33,065.42          25,161.95            10,593.90
10/31/08        34,627.73             25,531.83             22,653.96         27,317.76          15,581.03             8,814.67
11/30/08        42,760.68             30,040.10             28,913.92         30,448.60          19,563.51             8,182.18
12/31/08        55,878.20             37,587.90             36,624.08         32,514.02          23,861.28             8,269.24
01/31/09        55,300.24             37,672.48             37,058.04         34,373.83          23,893.95             7,572.26
02/28/09        55,641.76             37,564.61             36,161.24         35,588.79          22,958.55             6,765.98
03/31/09        63,128.96             42,125.16             40,245.87         34,261.68          25,943.73             7,358.65
04/30/09        58,767.99             39,697.58             35,838.14         33,018.69          23,155.56             8,062.94
05/31/09        77,472.87             51,567.05             48,174.16         36,467.29          30,930.09             8,513.92
06/30/09        67,306.03             45,778.71             41,198.54         34,934.58          26,858.76             8,530.81
07/31/09        72,350.05             48,941.75             43,364.27         35,102.80          28,715.26             9,176.06
08/31/09        72,875.46             49,378.47             43,061.76         35,719.63          28,427.94             9,507.35
09/30/09        82,149.09             55,510.08             49,344.90         37,224.30          32,000.71             9,862.12
10/31/09        79,311.83             53,706.23             46,306.00         38,878.50          30,305.76             9,678.91
11/30/09        94,548.95             63,650.05             55,664.48         43,953.27          35,581.44            10,259.49
12/31/09        90,751.21             60,104.38             50,529.60         40,654.21          32,598.12            10,457.65
01/31/10        81,702.78             54,406.85             44,580.75         40,317.76          28,672.98            10,081.45
02/28/10        87,414.77             58,206.87             48,131.43         41,429.91          31,293.49            10,393.75
03/31/10        89,843.70             60,621.11             48,577.32         41,700.93          32,073.82            11,020.96
04/30/10       101,107.53             67,162.06             55,504.93         44,084.11          34,763.88            11,194.95
05/31/10        98,411.68             64,893.93             54,545.70         45,140.19          33,807.74            10,301.03
06/30/10       100,600.39             66,521.68             57,094.40         46,504.67          34,538.83             9,761.79
07/31/10        97,530.86             65,128.33             53,062.91         43,700.93          33,025.17            10,445.73
08/31/10       107,406.73             71,243.77             58,875.79         46,579.44          36,061.34             9,974.16
09/30/10       115,360.81             76,947.66             61,613.04         48,859.81          38,383.72            10,864.30
10/31/10       116,535.24             79,924.85             62,956.76         50,345.79          39,840.15            11,277.68
11/30/10       120,966.03             82,903.70             65,487.87         51,719.63          41,598.70            11,279.13
12/31/10       126,983.57             87,219.81             68,088.72         52,542.06          44,312.97            12,032.93
01/31/11       110,788.65             77,512.32             59,784.62         49,607.48          39,142.53            12,318.13
02/28/11       119,966.75             84,704.88             66,350.95         52,747.66          42,186.06            12,740.13
03/31/11       121,180.63             85,556.29             66,750.58         53,794.39          42,504.19            12,745.20
04/30/11       128,227.05             89,321.09             69,059.82         57,401.87          43,630.04            13,122.66
05/31/11       120,055.58             84,078.15             64,517.48         57,439.25          41,100.80            12,974.11

                                   [END CHART]

                          Data from 5/31/01 to 5/31/11.

                          See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

The graph on page 11 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged Lipper Precious Metals Funds Index tracks the total return performance of the 10 largest funds within the Lipper Gold Oriented Funds category.

o The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

o London Gold represents the performance of gold bullion by tracking the price of gold set in London.

o The Philadelphia Gold & Silver Index, typically referred to as the XAU, is an unmanaged capitalization-weighted index composed of 17 companies in the gold and silver mining industry.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                      5/31/11                        5/31/10
--------------------------------------------------------------------------------

Net Assets                         $64.0 Million                 $40.2 Million
Net Asset Value Per Share             $40.67                          $36.95

--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------
     1 Year                                        Since Inception 8/01/08**
     22.32%                                                   20.05%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO***
--------------------------------------------------------------------------------
                                      0.91%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*The USAA Precious Metals and Minerals Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

***THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED OCTOBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

          USAA PRECIOUS METALS
            AND MINERALS FUND                    LIPPER PRECIOUS      NYSE ARCA GOLD    PHILADELPHIA GOLD &
          INSTITUTIONAL SHARES   LONDON GOLD   METALS FUNDS INDEX   MINERS INDEX (GDM)  SILVER INDEX (XAU)   S&P 500 INDEX
07/31/08       $10,000.00        $10,000.00        $10,000.00           $10,000.00          $10,000.00         $10,000.00
08/31/08         9,184.58          9,074.07          8,841.22             8,638.30            8,847.00          10,144.65
09/30/08         8,106.83          9,635.08          7,750.54             7,758.49            7,783.94           9,240.68
10/31/08         4,804.05          7,960.24          4,801.88             4,794.05            4,820.05           7,688.73
11/30/08         5,932.36          8,872.55          5,649.77             6,118.79            6,052.05           7,137.03
12/31/08         7,755.85          9,474.40          7,069.32             7,750.42            7,381.58           7,212.97
01/31/09         7,675.67         10,016.34          7,085.23             7,842.25            7,391.68           6,605.01
02/28/09         7,726.70         10,370.37          7,064.94             7,652.47            7,102.32           5,901.73
03/31/09         8,769.07          9,983.66          7,922.66             8,516.86            8,025.79           6,418.69
04/30/09         8,167.70          9,621.46          7,466.10             7,584.09            7,163.26           7,033.02
05/31/09        10,766.35         10,626.36          9,698.44            10,194.65            9,568.34           7,426.40
06/30/09         9,359.51         10,179.74          8,609.80             8,718.47            8,308.86           7,441.13
07/31/09        10,062.93         10,228.76          9,204.69             9,176.78            8,883.18           8,003.95
08/31/09        10,135.82         10,408.50          9,286.83             9,112.76            8,794.29           8,292.93
09/30/09        11,429.68         10,846.95         10,440.02            10,442.41            9,899.54           8,602.38
10/31/09        11,036.06         11,328.98         10,100.77             9,799.31            9,375.20           8,442.58
11/30/09        13,160.90         12,807.73         11,970.94            11,779.76           11,007.26           8,948.99
12/31/09        12,631.28         11,846.41         11,304.09            10,693.11           10,084.35           9,121.85
01/31/10        11,376.32         11,748.37         10,232.54             9,434.21            8,870.10           8,793.70
02/28/10        12,174.60         12,072.44         10,947.22            10,185.61            9,680.76           9,066.10
03/31/10        12,516.19         12,151.42         11,401.28            10,279.97            9,922.16           9,613.20
04/30/10        14,090.45         12,845.86         12,631.46            11,746.00           10,754.34           9,764.97
05/31/10        13,719.16         13,153.59         12,204.89            11,543.00           10,458.55           8,985.23
06/30/10        14,027.34         13,551.20         12,511.02            12,082.36           10,684.72           8,514.87
07/31/10        13,604.06         12,734.20         12,248.97            11,229.21           10,216.46           9,111.44
08/31/10        14,981.55         13,572.98         13,399.13            12,459.34           11,155.71           8,700.12
09/30/10        16,095.42         14,237.47         14,471.88            13,038.60           11,874.15           9,476.55
10/31/10        16,262.50         14,670.48         15,031.81            13,322.96           12,324.70           9,837.13
11/30/10        16,886.27         15,070.81         15,592.06            13,858.59           12,868.72           9,838.39
12/31/10        17,730.32         15,310.46         16,403.81            14,408.99           13,708.39          10,495.91
01/31/11        15,469.16         14,455.34         14,578.08            12,651.67           12,108.89          10,744.67
02/28/11        16,756.54         15,370.37         15,930.81            14,041.24           13,050.42          11,112.78
03/31/11        16,929.84         15,675.38         16,090.94            14,125.81           13,148.83          11,117.20
04/30/11        17,916.00         16,726.58         16,799.01            14,614.49           13,497.12          11,446.44
05/31/11        16,781.31         16,737.47         15,812.95            13,653.24           12,714.69          11,316.87

                                   [END CHART]

                         *Data from 7/31/08 to 5/31/11.

                          See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of London Gold, the S&P 500 Index, the Philadelphia Gold & Silver Index the NYSE Arca Gold Miners Index, and the Lipper Gold Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The graph on page 14 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Institutional Shares to the following benchmarks:

o London Gold represents the performance of gold bullion by tracking the price of gold set in London.

o The unmanaged Lipper Precious Metals Funds Index tracks the total return performance of the 10 largest funds within the Lipper Gold Oriented Funds category.

o The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

o The Philadelphia Gold & Silver Index, typically referred to as the XAU, is an unmanaged capitalization-weighted index composed of 17 companies in the gold and silver mining industry.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES* (Ticker Symbol: UPMMX)

--------------------------------------------------------------------------------
                                                                    5/31/11
--------------------------------------------------------------------------------

Net Assets                                                         $6.4 Million
Net Asset Value Per Share                                             $40.48

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/11
--------------------------------------------------------------------------------
                                Since Inception 8/01/10**
                                            23.02%

--------------------------------------------------------------------------------
                                   EXPENSE RATIO***
--------------------------------------------------------------------------------

     Before Reimbursement  1.72%                   After Reimbursement  1.45%
                 (Includes acquired fund fees and expenses of .01%)


*The USAA Precious Metals and Minerals Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

***USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.45% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2011. THESE BEFORE AND AFTER REIMBURSEMENT ESTIMATED EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED OCTOBER 1, 2010. THESE ESTIMATED EXPENSE RATIOS WILL DIFFER FROM THE ADVISER SHARES' ACTUAL EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                     USAA PRECIOUS METALS
                            LIPPER PRECIOUS    PHILADELPHIA GOLD &                     AND MINERALS FUND      NYSE ARCA GOLD
            LONDON GOLD   METALS FUNDS INDEX    SILVER INDEX (XAU)   S&P 500 INDEX      ADVISER SHARES      MINERS INDEX (GDM)
07/31/10    $10,000.00        $10,000.00            $10,000.00        $10,000.00          $10,000.00            $10,000.00
08/31/10     10,658.68         10,938.98             10,919.35          9,548.56           11,030.98             11,095.47
09/30/10     11,180.50         11,814.77             11,622.57         10,400.72           11,845.35             11,611.32
10/31/10     11,520.53         12,271.90             12,063.57         10,796.45           11,963.26             11,864.55
11/30/10     11,834.90         12,729.28             12,596.06         10,797.84           12,415.68             12,341.55
12/31/10     12,023.10         13,391.99             13,417.94         11,519.47           13,028.41             12,831.70
01/31/11     11,351.58         11,901.47             11,852.33         11,792.50           11,366.05             11,266.75
02/28/11     12,070.15         13,005.84             12,773.91         12,196.50           12,302.07             12,504.21
03/31/11     12,309.67         13,136.57             12,870.24         12,201.36           12,423.64             12,579.52
04/30/11     13,135.16         13,714.63             13,211.15         12,562.70           13,143.89             13,014.71
05/31/11     13,143.71         12,909.61             12,445.30         12,420.50           12,302.06             12,158.68

                                   [END CHART]

                         *Data from 7/31/10 to 5/31/11.

                          See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of London Gold, the S&P 500 Index, the Philadelphia Gold & Silver Index the NYSE Arca Gold Miners Index, and the Lipper Gold Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

The graph on page 17 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Adviser Shares to the following benchmarks:

o The unmanaged Lipper Precious Metals Funds Index tracks the total return performance of the 10 largest funds within the Lipper Gold Oriented Funds category.

o London Gold represents the performance of gold bullion by tracking the price of gold set in London.

o The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

o The Philadelphia Gold & Silver Index, typically referred to as the XAU, is an unmanaged capitalization-weighted index composed of 17 companies in the gold and silver mining industry.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 5/31/11
                                (% of Net Assets)

Newcrest Mining Ltd. ...................................................    7.0%
Goldcorp, Inc. .........................................................    6.6%
Kinross Gold Corp. .....................................................    5.6%
Barrick Gold Corp. .....................................................    5.5%
Newmont Mining Corp. ...................................................    5.1%
Eldorado Gold Corp. ....................................................    4.4%
Agnico-Eage Mines Ltd. .................................................    4.3%
Royal Gold, Inc. .......................................................    4.3%
Yamana Gold, Inc. ......................................................    4.3%
Allied Nevada Gold Corp. ...............................................    4.2%

                       o ASSET ALLOCATION* -- 5/31/2011 o

                         [PIE CHART OF ASSET ALLOCATION]

GOLD                                                                       90.8%
PLATINUM GROUP METALS                                                       5.8%
MONEY MARKET INSTRUMENTS*                                                   3.2%

                                 [END PIE CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 22-25.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

5.68% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2011, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2011, by the Fund are $10,379,000 and $821,000, respectively.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $210,336,000 as long-term capital gains for the fiscal year ended May 31, 2011.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA PRECIOUS METALS AND MINERALS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Precious Metals and Minerals Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Precious Metals and Minerals Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 22, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  21

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2011

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (96.6%)

             COMMON STOCKS (96.4%)
             ---------------------
             GOLD (90.6%)

             AFRICAN GOLD COMPANIES (6.8%)
 1,825,000   AngloGold Ashanti Ltd. ADR(a)                                               $   83,877
 4,400,000   Gold Fields Ltd. ADR                                                            72,336
                                                                                         ----------
                                                                                            156,213
                                                                                         ----------
             AUSTRALIAN GOLD COMPANIES (10.7%)
19,400,000   Centamin Egypt Ltd.*                                                            41,048
 4,300,000   Kingsgate Consolidated Ltd.                                                     35,996
 3,800,000   Newcrest Mining Ltd.                                                           161,081
 3,000,000   Perseus Mining Ltd.*                                                             8,794
                                                                                         ----------
                                                                                            246,919
                                                                                         ----------
             EUROPEAN GOLD COMPANIES (3.2%)
   920,000   Randgold Resources Ltd. ADR                                                     75,403
                                                                                         ----------
             NORTH AMERICAN GOLD COMPANIES (67.5%)
 1,550,000   Agnico-Eagle Mines Ltd.                                                        100,285
 4,000,000   Alamos Gold, Inc.                                                               60,154
 2,600,000   Allied Nevada Gold Corp.*                                                       96,408
   750,000   American Bonanza Gold Corp., acquired 10/07/2003; cost $632*(b)                    294
 7,000,000   Aurizon Mines Ltd.*                                                             40,388
 2,400,000   Axmin, Inc., acquired 12/06/2006-06/03/2008; cost $1,806*(b)                       223
 2,680,000   Barrick Gold Corp.(a)                                                          127,997
 1,350,000   Centerra Gold, Inc.                                                             24,803
 6,400,000   Eldorado Gold Corp.                                                            101,696
 5,550,000   Gammon Gold, Inc.*                                                              57,387
 3,070,000   Goldcorp, Inc.                                                                 153,715
14,900,000   Great Basin Gold Ltd.*                                                          30,694
 2,470,000   IAMGOLD Corp.                                                                   51,993
 8,300,000   Kinross Gold Corp.                                                             130,476
 3,000,000   Minefinders Corp. Ltd.*(a)                                                      40,080
 1,872,100   Nautilus Minerals, Inc., acquired 2/02/2007-3/11/2009; cost $3,817*(b)           5,294
 5,200,000   New Gold, Inc.*                                                                 52,867
 2,070,000   Newmont Mining Corp.                                                           117,100
   375,000   Northern Star Mining Corp., acquired 5/05/2006; cost $373*(b),(c)                    -

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
12,000,000   Northgate Minerals Corp.*                                                   $   35,040
11,000,000   Oceanagold Corp.*                                                               30,882
 4,150,000   Osisko Mining Corp.*                                                            61,124
 1,600,000   Royal Gold, Inc.                                                                99,232
 6,900,000   San Gold Corp.*                                                                 22,149
 2,850,000   Semafo, Inc.*                                                                   24,916
 7,650,000   Yamana Gold, Inc.                                                               98,302
                                                                                         ----------
                                                                                          1,563,499
                                                                                         ----------
             SOUTH AMERICAN GOLD COMPANIES (2.4%)
 1,280,000   Compania de Minas Buenaventura S.A. ADR                                         56,474
                                                                                         ----------
             Total Gold (cost: $1,295,175)                                                2,098,508
                                                                                         ----------
             PLATINUM GROUP METALS (5.8%)
 3,400,000   Impala Platinum Holdings Ltd.                                                   94,357
 1,480,000   Lonmin plc                                                                      38,954
                                                                                         ----------
             Total Platinum Group Metals (cost: $81,632)                                    133,311
                                                                                         ----------
             Total Common Stocks (cost: $1,376,807)                                       2,231,819
                                                                                         ----------
             WARRANTS (0.2%)
             ---------------
             GOLD (0.2%)

             NORTH AMERICAN GOLD COMPANIES (0.2%)
   150,000   Agnico-Eagle Mines Ltd.*                                                         3,267
    93,000   Franco-Nevada GLW Holdings Corp.*                                                   17
   385,000   Kinross Gold Corp.*                                                                985
   930,000   New Gold, Inc.*(c)                                                                  58
                                                                                         ----------
             Total Gold (cost: $2,194)                                                        4,327
                                                                                         ----------
             SILVER (0.0%)
   150,000   Mines Management, Inc.*                                                             84
    91,530   Pan American Silver Corp., acquired 12/23/2009; cost $553*(b),(c)                  773
                                                                                         ----------
             Total Silver (cost: $553)                                                          857
                                                                                         ----------
             Total Warrants (cost: $2,747)                                                    5,184
                                                                                         ----------
             Total Equity Securities (cost: $1,379,554)                                   2,237,003
                                                                                         ----------
             MONEY MARKET INSTRUMENTS (3.2%)

             MONEY MARKET FUNDS (3.2%)
73,931,454   State Street Institutional Liquid Reserve Fund, 0.11%(d)                        73,931
                                                                                         ----------
             Total Money Market Instruments (cost: $73,931)                                  73,931
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                                                        VALUE
(000)        SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (4.5%)

             REPURCHASE AGREEMENTS (2.3%)
$   26,655   Credit Suisse Securities, LLC, 0.11%, acquired on 5/31/2011 and due 6/01/2011 at $26,655 (collateralized by $2,211 of Federal Farm
               Credit Bank(f), 0.05 - 0.07%(e), due 8/15/2011-10/13/2011; $20,595
               of Federal Farm Credit Bank(f), 0.28%, due 3/16/2012; $1,470 of
               Freddie Mac(f), 0.30%, due 1/10/2013; $2,660 of Fannie Mae(f),
               1.35% - 5.25%, due 2/16/2012-9/15/2016; combined
               market value $27,190)                                                     $   26,655
    26,623   Deutsche Bank Securities, Inc., 0.11%, acquired on 5/31/2011 and due 6/01/2011 at $26,623 (collateralized by $22,651 of Farmer Mac(f),
               6.71%, due 7/28/2014; market value $27,157)                                   26,623
                                                                                         ----------
             Total Repurchase Agreements                                                     53,278
                                                                                         ----------

---------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (2.2%)
18,029,142   Blackrock Liquidity Funds TempFund, 0.10%(d)                                    18,029
33,325,238   Fidelity Institutional Money Market Portfolio, 0.16%(d)                         33,326
                                                                                         ----------
             Total Money Market Funds                                                        51,355
                                                                                         ----------
             Total Short-Term Investments Purchased With Cash
               Collateral From Securities Loaned (cost: $104,633)                           104,633
                                                                                         ----------

             TOTAL INVESTMENTS (COST: $1,558,118)                                        $2,415,567
                                                                                         ==========

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $2,231,819             $     -             $-    $2,231,819
  Warrants                                   4,353                 831              -         5,184
Money Market Instruments:
  Money Market Funds                        73,931                   -              -        73,931
Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Repurchase Agreements                          -              53,278              -        53,278
  Money Market Funds                        51,355                   -              -        51,355
---------------------------------------------------------------------------------------------------
Total                                   $2,361,458             $54,109             $-    $2,415,567
---------------------------------------------------------------------------------------------------

For the period of June 1, 2010, through May 31, 2011, common stocks with a fair value of $107,715,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At May 31, 2011, it was not necessary to adjust the closing prices for these securities. There were no significant transfers into or out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2011

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 83.1% of net assets at May 31, 2011.

o   CATEGORIES AND DEFINITIONS

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a)  The security or a portion thereof was out on loan as of May 31,2011.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

         market value of these securities at May 31, 2011, was $6,584,000, which represented 0.3% of the Fund's net assets.

    (c) Security was fair valued at May 31, 2011, by the USAA Investment Management Company (Manager) in accordance with valuation procedures approved by the Board of Trustees.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2011.

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including
    securities on loan of $101,976) (cost of $1,558,118)                     $2,415,567
  Cash denominated in foreign currencies (identified cost of $3,660)              3,652
  Receivables:
    Capital shares sold:
      Affiliated transactions (Note 8)                                               59
      Nonaffiliated transactions                                                  2,128
    USAA Investment Management Company (Note 7C)                                     15
    Dividends and interest                                                          639
    Securities sold                                                               3,766
    Other                                                                             8
                                                                             ----------
      Total assets                                                            2,425,834
                                                                             ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                            104,633
    Securities purchased                                                            282
    Capital shares redeemed                                                       2,583
  Accrued management fees                                                         1,488
  Accrued transfer agent's fees                                                     166
  Other accrued expenses and payables                                               204
                                                                             ----------
      Total liabilities                                                         109,356
                                                                             ----------
        Net assets applicable to capital shares outstanding                  $2,316,478
                                                                             ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                            $1,429,497
  Overdistribution of net investment income                                     (97,475)
  Accumulated net realized gain on investments                                  127,015
  Net unrealized appreciation of investments                                    857,449
  Net unrealized depreciation of foreign currency translations                       (8)
                                                                             ----------
        Net assets applicable to capital shares outstanding                  $2,316,478
                                                                             ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $2,246,060/55,387 shares outstanding)         $    40.55
                                                                             ==========
    Institutional Shares (net assets of $64,034/1,575 shares outstanding)    $    40.67
                                                                             ==========
    Adviser Shares (net assets of $6,384/158 shares outstanding)             $    40.48
                                                                             ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $821)                            $ 12,301
  Interest                                                                          220
  Securities lending (net)                                                          352
                                                                               --------
      Total income                                                               12,873
                                                                               --------
EXPENSES
  Management fees                                                                16,839
  Administration and servicing fees:
    Fund Shares                                                                   3,163
    Institutional Shares                                                             27
    Adviser Shares*                                                                   7
  Transfer agent's fees:
    Fund Shares                                                                   3,860
    Institutional Shares                                                             27
  Distribution and service fees (Note 7E):
    Adviser Shares*                                                                  11
  Custody and accounting fees:
    Fund Shares                                                                     384
    Institutional Shares                                                             10
    Adviser Shares*                                                                   1
  Postage:
    Fund Shares                                                                     138
  Shareholder reporting fees:
    Fund Shares                                                                      61
  Trustees' fees                                                                     13
  Registration fees:
    Fund Shares                                                                     101
    Institutional Shares                                                              2
    Adviser Shares*                                                                  28
  Professional fees                                                                 143
  Other                                                                              40
                                                                               --------
      Total expenses                                                             24,855
                                                                               --------
  Expenses reimbursed:
    Adviser Shares*                                                                 (20)
                                                                               --------
      Net expenses                                                               24,835
                                                                               --------
NET INVESTMENT LOSS                                                             (11,962)
                                                                               --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on:
    Investments                                                                 272,614
    Payment from USAA Investment Management
    Company for loss realized on disposal of investment in error (Note 7C)           12
    Foreign currency transactions                                                   769
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                 139,270
    Foreign currency translations                                                  (134)
                                                                               --------
      Net realized and unrealized gain                                          412,531
                                                                               --------
  Increase in net assets resulting from operations                             $400,569
                                                                               ========

* Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                 2011          2010
-----------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                       $ (11,962)   $  (10,844)
  Net realized gain on investments                            272,614        99,055
  Payment from USAA Investment Management
    Company for loss realized on disposal of investment
    in error (Note 7C)                                             12             -
  Net realized gain on foreign currency transactions              769           136
  Change in net unrealized appreciation/depreciation of:
    Investments                                               139,270       273,793
    Foreign currency translations                                (134)         (194)
                                                           ------------------------
    Increase in net assets resulting from operations          400,569       361,946
                                                           ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                               (36,947)      (23,315)
    Institutional Shares                                       (1,031)         (301)
    Adviser Shares*                                               (84)            -
                                                           ------------------------
      Total distributions of net investment income            (38,062)      (23,616)
                                                           ------------------------
  Net realized gains:
    Fund Shares                                              (199,220)            -
    Institutional Shares                                       (4,807)            -
    Adviser Shares*                                              (523)            -
                                                           ------------------------
      Total distributions of net realized gains              (204,550)            -
                                                           ------------------------
    Distributions to shareholders                            (242,612)      (23,616)
                                                           ------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
  Fund Shares                                                 325,088       173,929
  Institutional Shares                                         19,882        24,071
  Adviser Shares*                                               6,125             -
                                                           ------------------------
    Total net increase in net assets from capital
      share transactions                                      351,095       198,000
                                                           ------------------------
  Capital contribution from USAA Transfer Agency
  Company (Note 7D):
    Fund Shares                                                    16             -
    Institutional Shares                                            1             -
                                                           ------------------------
    Net increase in net assets                                509,069       536,330
NET ASSETS
  Beginning of year                                         1,807,409     1,271,079
                                                           ------------------------
  End of year                                              $2,316,478    $1,807,409
                                                           ========================
Overdistribution of net investment income:
  End of year                                              $  (97,475)   $  (57,152)
                                                           ========================

* Adviser Shares were intiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Precious Metals and Minerals Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund has three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares (Institutional Shares), and effective August 1, 2010, Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

         are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

         of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include warrants valued using market inputs and other factors deemed by the Manager to approximately reflect fair value, and repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2011, the Fund did not incur any brokerage commission recapture credits.

H. REDEMPTION FEES -- Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2011, the Adviser Shares incurred redemption fees of less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

For the year ended May 31, 2011, the Fund paid CAPCO facility fees of $7,000, which represents 4.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to decrease overdistribution of net investment income and decrease accumulated net realized gain on investments by $9,701,000. This includes differences in the accounting of foreign currency gains and losses, passive foreign investment corporations gains and losses, and distributions. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2011, and 2010, was as follows:

                                                 2011                   2010
                                            -----------------------------------
Ordinary income*                            $ 32,277,000            $23,616,000
Long-term realized capital gains             210,336,000                      -

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $     12,000
Undistributed long-term capital gains                              129,627,000
Accumulated capital and other losses                                (5,875,000)
Unrealized appreciation of investments                             765,165,000
Unrealized depreciation on foreign currency translations                (8,000)

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended May 31, 2011, the Fund utilized no capital loss carryovers to offset capital gains. At May 31, 2011, the Fund had a post-October passive foreign investment company loss of $5,875,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year, ended May 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2011, were $656,142,000 and $507,570,000, respectively.

As of May 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $1,650,402,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31, 2011, for federal income tax purposes, were $785,217,000 and $20,052,000, respectively, resulting in net unrealized appreciation of $765,165,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2011, the Fund received securities-lending income of $352,000, which is net of the 20% income retained by ClearLend. As of May 31, 2011, the Fund loaned securities having a fair market value of approximately $101,976,000 and received cash collateral of $104,633,000 for the loans. Of this amount, $104,633,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                        YEAR ENDED                 YEAR ENDED
                                         5/31/2011                  5/31/2010
----------------------------------------------------------------------------------
                                   SHARES        AMOUNT        SHARES       AMOUNT
                                  ------------------------------------------------
FUND SHARES:
Shares sold                        18,372     $ 753,945        18,337    $ 606,297
Shares issued from reinvested
  dividends                         5,331       227,759           682       22,442
Shares redeemed                   (16,243)     (656,616)      (13,858)    (454,810)
                                  ------------------------------------------------
Net increase from capital share
  transactions                      7,460     $ 325,088         5,161    $ 173,929
                                  ================================================
INSTITUTIONAL SHARES:
Shares sold                           751     $  30,670         1,015    $  33,163
Shares issued from reinvested
  dividends                           136         5,837             9          301
Shares redeemed                      (400)      (16,625)         (276)      (9,393)
                                  ------------------------------------------------
Net increase from capital share
  transactions                        487     $  19,882           748    $  24,071
                                  ================================================
ADVISER SHARES
  (INITIATED ON AUGUST 1, 2010):
Shares sold                           160     $   6,197             -    $       -
Shares issued from reinvested
  dividends                             -            12             -            -
Shares redeemed                        (2)          (84)           (-)          (-)
Redemption fees                        (-)           (-)*          (-)          (-)
                                  ------------------------------------------------
Net increase from capital share
  transactions                        158     $   6,125             -    $       -
                                  ================================================

*Represents less than $500

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Precious Metals Funds Index over the performance period. The Lipper Precious Metals Funds Index tracks the total return performance of the 10 largest funds in the Lipper Gold Oriented Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares and Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2008, for the Institutional Shares and August 1, 2010, for the Adviser Shares. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
---------------------------------------------------------------------------
+/- 1.00% to 4.00%               +/- 0.04%
+/- 4.01% to 7.00%               +/- 0.05%
+/- 7.01% and greater            +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $16,839,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $579,000, $6,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.03%, 0.01%, and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15%, 0.05%, and 0.15% of average net assets of the Fund Shares, Institutional Shares, and Adviser Shares, respectively. For the year ended May 31, 2011, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,163,000, $27,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2011, the Fund reimbursed the Manager $68,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2011, to limit the annual expenses of the Adviser Shares to 1.45% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    expense limitation arrangement may not be changed or terminated through October 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date.

    The Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares for its first two fiscal years to 0.94% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. Effective October 1, 2010, the Manager terminated this voluntary agreement. For the year ended May 31, 2011, the Adviser Shares incurred reimbursable expenses of $20,000, of which $3,000 was receivable from the Manager.

    The Manager reimbursed the Fund for a loss incurred from the disposal of investment purchased in error. For the year ended May 31, 2011, the Fund Shares, Institutional Shares, and Adviser Shares were reimbursed $12,000, less than $500, and less than $500 respectively, of which all was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2011, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $3,860,000, $27,000, and less than $500, respectively. For the year ended May 31, 2011, the Fund Shares and Institutional Shares recorded capital contributions from SAS of $16,000, $1,000, respectively, for adjustments related to corrections to shareholder accounts.

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of May 31, 2011, the Fund recorded a receivable for capital shares sold of $59,000 for the Target Funds' purchases of Institutional Shares. As of May 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                       0.2%
USAA Target Retirement 2020 Fund                                         0.4
USAA Target Retirement 2030 Fund                                         0.9
USAA Target Retirement 2040 Fund                                         0.9
USAA Target Retirement 2050 Fund                                         0.5

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2011, USAA and its affiliates owned 130,000 Shares, which represent 82.4% of the Adviser Shares and 0.2% of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MAY 31,
                                    ------------------------------------------------------------------
                                          2011          2010           2009          2008         2007
                                    ------------------------------------------------------------------
Net asset value at
  beginning of period               $    36.87    $    29.49     $    35.52    $    28.86     $  26.77
                                    ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)(a)         (.23)         (.24)          (.07)         (.08)         .07
  Net realized and unrealized
    gain (loss)(a)                        8.52(c)       8.15          (3.37)         9.59         4.56
                                    ------------------------------------------------------------------
Total from investment
  operations(a)                           8.29          7.91          (3.44)         9.51         4.63
                                    ------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.67)         (.53)          (.01)         (.59)        (.76)
  Realized capital gains                 (3.94)            -          (2.58)        (2.26)       (1.78)
                                    ------------------------------------------------------------------
Total distributions                      (4.61)         (.53)         (2.59)        (2.85)       (2.54)
                                    ------------------------------------------------------------------
Net asset value at end of period    $    40.55    $    36.87     $    29.49    $    35.52     $  28.86
                                    ==================================================================
Total return (%)*                        21.99(c)      27.03(d)       (4.26)        34.24        17.70(b)
Net assets at end
  of period (000)                   $2,246,060    $1,767,212     $1,261,041    $1,214,032     $816,468
Ratios to average net assets:**
  Expenses (%)(e)                         1.15          1.20(d)        1.31          1.19         1.21(b)
  Net investment income (loss) (%)        (.56)         (.75)          (.31)         (.24)         .27
Portfolio turnover (%)                      24            23             28            28           12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2011, average net assets were $2,113,492,000.
(a) Calculated using average shares. For the year ended May 31, 2011, average shares were 51,868,000.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) For the period ended May 31, 2011, the Manager reimbursed the Fund Shares $12,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than 0.01%/$0.01 per share.
(d) During the year ended May 31, 2010, SAS reimbursed the Fund Shares $188,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios above.
(e) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)     (.00%)(+)      (.01%)        (.01%)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MAY 31,
                                                       ------------------------------------
                                                          2011           2010       2009***
                                                       ------------------------------------
Net asset value at beginning of period                 $ 36.95        $ 29.54       $ 31.64
                                                       ------------------------------------
Income (loss) from investment operations:
  Net investment loss(a)                                  (.11)(d)       (.13)         (.05)
  Net realized and unrealized gain(a)                     8.53           8.16           .54(e)
                                                       ------------------------------------
Total from investment operations(a)                       8.42           8.03           .49
                                                       ------------------------------------
Less distributions from:
  Net investment income                                   (.76)          (.62)         (.01)
  Realized capital gains                                 (3.94)             -         (2.58)
                                                       ------------------------------------
Total distributions                                      (4.70)          (.62)        (2.59)
                                                       ------------------------------------
Net asset value at end of period                       $ 40.67        $ 36.95       $ 29.54
                                                       ====================================
Total return (%)*                                        22.32(d)       27.43          7.66
Net assets at end of period (000)                      $64,034        $40,197       $10,039
Ratios to average net assets:**
  Expenses (%)(b)                                          .89            .90           .90(c)
  Expenses, excluding reimbursements (%)(b),(f)            .89            .90           .90(c)
  Net investment loss (%)                                 (.28)          (.42)         (.28)(c)
Portfolio turnover (%)                                      24             23            28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2011, average net assets were $54,309,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the year ended May 31, 2011, average shares were 1,337,000.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) For the period ended May 31, 2011, the Manager reimbursed the Institutional Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than 0.01%/ $0.01 per share.
(e) Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the Institutional Shares is due to the timing of sales and repurchases of the Institutional Shares in relation to fluctuating market values for the portfolio.
(f) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional Shares' average net assets.

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                   PERIOD ENDED
                                                                      MAY 31,
                                                                      2011***
                                                                   -------------
Net asset value at beginning of period                                 $36.47
                                                                       ------
Income (loss) from investment operations:
  Net investment loss(c)                                                 (.27)
  Net realized and unrealized gain(c)                                    8.85(d)
                                                                       ------
Total from investment operations(c)                                      8.58
                                                                       ------
Less distributions from:
  Net investment income                                                  (.63)
  Realized capital gains                                                (3.94)
                                                                       ------
Total distributions                                                     (4.57)
                                                                       ------
Redemption fees                                                          (.00)(e)
                                                                       ------
Net asset value at end of period                                       $40.48
                                                                       ======
Total return (%)*                                                       23.02(d)
Net assets at end of period (000)                                      $6,384
Ratios to average net assets:**(b)
  Expenses (%)(a)                                                        1.45
  Expenses, excluding reimbursements (%)(a)                              1.90
  Net investment loss (%)                                                (.78)
Portfolio turnover (%)                                                     24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2011, average net assets were $5,298,000. *** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Calculated using average shares. For the period ended May 31, 2011, average shares were 127,000.
(d) For the period ended May 31, 2011, the Manager reimbursed the Adviser Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than 0.01%/$0.01 per share.
(e) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

EXPENSE EXAMPLE

May 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2010, through May 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                         BEGINNING           ENDING           DURING PERIOD*
                                       ACCOUNT VALUE      ACCOUNT VALUE     DECEMBER 1, 2010 -
                                      DECEMBER 1, 2010     MAY 31, 2011        MAY 31, 2011
                                      --------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00          $  992.30             $5.71

Hypothetical
  (5% return before expenses)             1,000.00           1,019.20              5.79

INSTITUTIONAL SHARES
Actual                                    1,000.00             993.80              4.42

Hypothetical
  (5% return before expenses)             1,000.00           1,020.49              4.48

ADVISER SHARES*
Actual                                    1,000.00             990.85              7.05

Hypothetical
  (5% return before expenses)             1,000.00           1,017.85              7.14

* Expenses are equal to the annualized expense ratio of 1.15% for Fund Shares, 0.89% for Institutional Shares, and 1.42% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.77)% for Fund Shares, (0.62)% for Institutional Shares, and (0.92)% for Adviser Shares for the six-month period of December 1, 2010, through May 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

ADVISORY AGREEMENT

May 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to

================================================================================

52  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution,"

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and Lipper index for the one-year period ended December 31, 2010, and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ended December 31, 2010, and in the top 15% of its performance universe for the three- and five-year periods ended December 31, 2010. The Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

56  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of May 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

60  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "Products & Services"
SELF-SERVICE 24/7                      click "Investments," then
AT USAA.COM                            "Mutual Funds"

OR CALL                                Under "My Accounts" go to
(800) 531-USAA                         "Investments." View account balances,
        (8722)                         or click "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at usaa.com; and (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC's Web site at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

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   23407-0711                                (C)2011, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2011 and 2010 were $304,929 and $280,916, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

           APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    08/01/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    08/01/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    08/01/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.